UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: June 2, 2014

AMERICAN AIRLINES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Reference is made to that certain Indenture dated as of March 15, 2011 (the Indenture) among American Airlines, Inc. (American), American Airlines Group, Inc. (f/k/a AMR Corporation), U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee, relating to American’s 7.50% Senior Secured Notes due 2016 (the Notes). Pursuant to the Indenture, American is required to deliver to the trustee and the collateral trustee periodic appraisals establishing the appraised value of the collateral for the Notes, and American is required to furnish a summary of each such appraisal to the trustee, which summary is required to be made publicly available. For purposes of making it publicly available, American Airlines Group, Inc. is furnishing herewith a copy of the summary of the appraisal most recently furnished to the trustee, which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Summary of Appraisal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP, INC.

/s/ Caroline B. Ray
Caroline B. Ray
Corporate Secretary

Dated: June 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

/s/ Caroline B. Ray
Caroline B. Ray
Corporate Secretary

Dated: June 2, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Summary of Appraisal